UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 INVESTMENT COMPANY ACT FILE NUMBER: 811-21345

                               NORCAP FUNDS, INC.
               (Exact name of registrant as specified in charter)

                        8010 EXCELSIOR DRIVE, SUITE 300
                               MADISON, WI 53717
              (Address of principal executive offices) (Zip code)

                                DANIEL T. MURPHY
                               NORCAP FUND, INC.
                        8010 EXCELSIOR DRIVE, SUITE 300
                               MADISON, WI 53717
                    (Name and address of agent for service)

                                 (608)831-8018
               Registrant's telephone number, including area code

Date of fiscal year end: JUNE 30, 2005
                         -------------

Date of reporting period:  JUNE 30, 2005
                           -------------


ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

                           (NORCAP GROWTH FUND LOGO)

                                 ANNUAL REPORT

                                 June 30, 2005


Dear Fellow Shareholders,

Similar to the 2004 market environment, the stock market has been range bound this year despite favorable fundamentals which normally would support higher stock prices - the graph below shows the price performance of the Russell 1000 Growth Index in 2004 and thus far this year.

                           Russell 1000 Growth Index
                     Price Performance in 2004 versus 2005

             2004 - Russell                     2005 - Russell
              1000 Growth                        1000 Growth
              -----------                        -----------

Dec             0.00%                                0.00%
                0.00%                               -0.80%
               -0.28%                               -2.17%
                0.98%                               -2.56%
                1.25%                               -2.35%
                1.77%                               -2.28%
                2.14%                               -1.77%
                1.34%                               -2.38%
                1.92%                               -1.94%
                1.27%                               -2.98%
                2.03%                               -2.37%
                2.10%                               -2.37%
                3.05%                               -1.64%
                3.05%                               -2.66%
                2.86%                               -3.49%
                3.43%                               -4.24%
                3.13%                               -4.97%
                2.97%                               -4.42%
                4.37%                               -3.84%
                3.17%                               -3.76%
                1.74%                               -4.08%
                2.32%                               -3.33%
Jan             2.04%                               -2.78%
                2.42%                               -2.51%
                2.64%                               -2.97%
                1.76%                               -1.84%
                1.90%                               -1.92%
                3.32%                               -1.85%
                2.95%                               -2.93%
                3.37%                               -2.65%
                4.37%                               -1.74%
                3.82%                               -1.68%
                3.18%                               -1.34%
                3.18%                               -1.51%
                4.16%                               -2.26%
                3.80%                               -2.14%
                3.13%                               -2.14%
                2.97%                               -3.47%
                2.38%                               -3.18%
                2.34%                               -2.38%
                2.68%                               -1.60%
                2.85%                               -2.31%
                2.69%                               -1.54%
                3.75%                               -1.62%
Feb             2.96%                               -1.74%
                3.11%                               -1.03%
                3.64%                               -0.51%
                3.62%                               -1.16%
                2.46%                               -1.83%
                1.86%                               -1.62%
                0.48%                               -2.55%
               -0.90%                               -2.07%
                0.34%                               -2.79%
               -1.19%                               -3.60%
               -0.69%                               -3.63%
                0.33%                               -3.86%
                0.01%                               -4.12%
               -1.18%                               -4.84%
               -2.43%                               -4.49%
               -2.55%                               -4.50%
               -2.49%                               -4.50%
               -0.59%                               -4.30%
               -0.81%                               -5.04%
                0.62%                               -3.71%
                0.91%                               -4.09%
                0.79%                               -4.95%
Mar             1.40%                               -4.57%
                2.69%                               -3.85%
                3.62%                               -3.88%
                3.17%                               -3.11%
                2.58%                               -3.91%
                2.44%                               -4.05%
                2.44%                               -3.48%
                2.99%                               -4.51%
                1.71%                               -5.37%
                1.76%                               -6.65%
                1.86%                               -6.63%
                2.17%                               -6.14%
                2.57%                               -7.24%
                0.87%                               -5.38%
                1.57%                               -6.31%
                2.87%                               -5.57%
                3.19%                               -6.28%
                2.61%                               -5.86%
                2.69%                               -6.83%
                1.21%                               -5.91%
                0.43%                               -5.48%
               -0.39%                               -5.28%
Apr             0.57%                               -4.17%
                0.70%                               -4.30%
                1.02%                               -4.22%
                0.42%                               -3.70%
               -0.55%                               -4.54%
               -1.28%                               -4.02%
               -0.37%                               -4.56%
               -0.45%                               -4.55%
               -0.56%                               -3.51%
               -0.99%                               -2.95%
               -1.96%                               -1.91%
               -1.24%                               -1.47%
               -1.56%                               -1.54%
               -1.62%                               -1.20%
               -1.22%                               -1.08%
               -1.12%                               -1.59%
                0.51%                               -0.79%
                0.78%                               -0.77%
                1.49%                               -0.77%
                1.47%                               -1.36%
                1.47%                               -0.48%
                1.53%                               -0.10%
May             1.83%                               -0.98%
                1.04%                               -0.86%
                1.63%                               -0.89%
                3.31%                               -1.21%
                3.52%                               -0.69%
                2.37%                               -1.20%
                2.71%                               -0.90%
                2.71%                               -0.64%
                1.82%                               -0.53%
                2.46%                               -0.17%
                2.51%                                0.07%
                2.15%                                0.02%
                2.29%                               -0.07%
                1.77%                               -0.06%
                2.21%                               -1.09%
                3.08%                               -2.02%
                2.78%                               -2.14%
                2.13%                               -0.94%
                1.90%                               -1.10%
                2.30%                               -1.72%
                2.74%                               -1.53%
                1.47%
June            0.99%
                0.99%
               -0.21%
                0.04%
               -0.90%
               -0.61%
               -0.75%
               -0.65%
               -1.22%
               -1.60%
               -2.40%
               -2.75%
               -1.74%
               -3.41%
               -2.96%
               -4.34%
               -4.76%
               -3.69%
               -3.91%
               -3.33%
               -3.07%
               -2.72%
Jul            -3.63%
               -3.72%
               -5.43%
               -7.08%
               -7.11%
               -5.72%
               -6.14%
               -7.24%
               -7.14%
               -5.90%
               -5.44%
               -4.07%
               -4.51%
               -3.86%
               -3.96%
               -4.01%
               -3.13%
               -3.22%
               -2.84%
               -3.84%
               -3.55%
               -3.19%
Aug            -2.02%
               -2.71%
               -2.71%
               -2.19%
               -2.55%
               -2.26%
               -1.54%
               -1.14%
               -0.83%
               -1.69%
               -1.60%
               -1.20%
               -1.67%
               -1.17%
               -2.70%
               -2.94%
               -2.98%
               -3.71%
               -3.23%
               -2.56%
               -2.63%
               -1.06%
Sept           -0.63%
               -0.78%
               -0.25%
               -1.52%
               -2.63%
               -2.32%
               -2.60%
               -3.04%
               -3.99%
               -3.73%
               -2.87%
               -3.60%
               -3.44%
               -2.99%
               -4.23%
               -4.47%
               -3.20%
               -1.38%
               -1.20%
               -1.11%
               -1.21%
               -1.07%
Oct             0.04%
                1.26%
                1.90%
                1.78%
                1.73%
                1.46%
                2.45%
                3.38%
                3.68%
                2.90%
                3.47%
                3.59%
                2.14%
                2.66%
                2.55%
                3.05%
                3.05%
                3.06%
                2.85%
                2.29%
                4.21%
                4.51%
Nov             4.66%
                4.51%
                3.31%
                3.93%
                4.53%
                4.27%
                4.95%
                5.52%
                5.68%
                5.56%
                4.65%
                4.24%
                5.21%
                5.74%
                5.75%
                5.75%
                5.41%
                6.31%
                6.41%
                6.47%
                6.30%

This kind of lifeless market typically reflects underlying concerns about earnings or interest rates. In this case, the fundamentals remain strong with earnings growth in excess of 12% over the last three years, long-term interest rates near 25 year lows and P/E ratios that are very compelling when compared to historical averages. The combination of improving fundamentals yet flat stock prices make for a very frustrating period for equity investors. In our last letter, we expressed our continued optimism regarding future expected returns despite disappointing near-term performance. Unfortunately, this correspondence contains a similar message as growth investing continues to remain out of favor.

PERFORMANCE OVERVIEW

The NorCap Growth Fund was down 4.47% during the first six months of the year, faring a bit worse than both the Russell 1000 Growth Index (-1.72%) and the S&P 500 (-0.81%). Once again, the market was led by the Energy and Utilities sectors as oil prices rose to over $60/bbl in the quarter. Our current positioning was not well suited to this environment, and was the primary reason for our underperformance.

                                                                  ANNUALIZED
                               SIX MONTHS     LAST 12 MONTHS   SINCE INCEPTION
                               12/31/04-         6/30/04-          8/29/03-
                                6/30/05           6/30/05          6/30/05
                               ---------       -------------   ---------------
  NorCap Growth Fund              -4.47%           -3.39%             4.12%
  Russell 1000 Growth Index       -1.72%            1.68%             7.70%
  S&P 500 Index                   -0.81%            6.32%            11.75%

Performance data quoted represents past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-5NORCAP or visiting www.norcap.com.

                 NorCap Growth Fund       S&P 500    Russell 1000 Growth Index
                 ------------------       -------    -------------------------
      8/29/2003        $10,000             $10,000             $10,000
     12/31/2003        $10,949             $11,157             $10,974
      6/30/2004        $11,148             $11,541             $11,275
     12/31/2004        $11,275             $12,371             $11,666
      6/30/2005        $10,771             $12,270             $11,465

     Note: The chart shown above assumes an initial gross investment of $10,000 made on August 29, 2003, the Fund's inception date. All performance in the above table and chart includes the reinvestment of all dividends and is net of fees and expenses. The performance tables and chart do not reflect the deduction of taxes that an investor would pay on Fund distributions as on the redemption of Fund shares. The Fund's holdings may differ significantly from the securities in the indices. The indices are unmanaged and therefore do not reflect the cost of portfolio management or trading. In the absence of the existing fee waiver, the total return would be reduced. A direct investment in any index is not possible.

OUTLOOK

It is obviously tempting to make changes in hope of improving short-term performance. However, to be successful, investing in equities requires a longer-term perspective similar to that of a business owner. We have all witnessed the surging popularity of hedge funds that promise higher returns along with the growing speculative investment in real estate where the profits appear easy and endless. The message from investors moving into these areas has been loud and clear: "we don't care what you invest in or how you do it - just give me higher returns than stocks".

We understand the frustration with equities during this period of market stagnation. The pressure to produce high returns is further compounded by the rising number of under-funded pension plans, raising the stakes for trustees, investment managers and plan participants alike. Despite these pressures, we have to keep in mind that history is often repeated and not become seduced by short-term momentum in various segments where the prices exceed the underlying value of the investment.

During uncertain periods, it is critical that investors remain committed to their investment philosophies. Our focus on sustainable growth and competitive advantage combined with an expected return-based decision model seeks to exploit the markets' near-term emphasis. We continue to be committed to this idea, and believe that the recent market environment has produced an unusually attractive backdrop for our type of growth stock investing.

Thus, rather than becoming frustrated by lagging near-term returns, we are focusing on the opportunity to take advantage of the attractive prices we are seeing among high quality growth stocks. After a five year period of lower stock prices and strong earnings growth, many stocks are trading at significant discounts to their historical P/E multiples while the underlying business continues to do very well.


                                 Stock Price                        Earnings Per Share                      P/E Ratios
                     --------------------------------      ------------------------------------      --------------------------
                     6/30/00      6/30/05       % Chg      6/30/00        6/30/05         % Chg      6/30/00    6/30/05   % Chg
                     -------      -------       -----      -------        -------         -----      -------    -------   -----
ORCL   ORACLE         $42.03       $13.20      -68.6%        $0.44         $0.80          81.8%        95.5      16.5     -82.7%
CSCO   CISCO
       SYSTEMS        $63.56       $19.08      -70.0%        $0.53         $0.91          71.7%       119.9      21.0     -82.5%
AMGN   AMGEN          $70.25       $60.46      -13.9%        $1.06         $2.89         172.6%        66.3      20.9     -68.4%
HD     HOME
       DEPOT          $49.94       $38.90      -22.1%        $1.10         $2.58         134.5%        45.4      15.1     -66.8%
MSFT   MICROSOFT      $40.00       $24.84      -37.9%        $0.86         $1.29          50.0%        46.5      19.3     -58.6%
DELL   DELL           $49.31       $39.46      -20.0%        $0.84         $1.61          91.7%        58.7      24.5     -58.3%
GE     GENERAL
       ELECTRIC       $53.00       $34.65      -34.6%        $1.27         $1.82          43.3%        41.7      19.0     -54.4%
MDT    MEDTRONIC      $49.81       $51.79        4.0%        $1.05         $2.14         103.8%        47.4      24.2     -49.0%
QCOM   QUALCOMM       $30.00       $33.01       10.0%        $0.53         $1.13         114.3%        57.1      29.3     -48.7%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE                                        -28.1%                                     96.0%        64.3      21.1     -63.3%



Some of the largest companies in the Russell 1000 Growth Index are shown above. While the average stock price is down 28% over the last five years, earnings have grown by more than 95%. In 2000, many of these companies traded at extremely high P/E multiples that were clearly not sustainable yet the hangover from the "technology bubble" has gone on too long. P/E ratios are down over 60% with many of the top growth companies trading at P/E's of 20 (only a modest premium to the overall market) with earnings growth rates that are 1.5 to 2.0 times higher than the average company.

The opportunity among growth stocks is also reflected in the valuation of the S&P 500 Index. Trading at a P/E ratio of 17.4, the earnings yield of the S&P 500 Index is 5.8% (the earnings yield is the inverse of the P/E ratio).

        S&P 500 Index Earnings Yield versus 20 Yr. U.S. Treasury Yields

       S&P 500 EPS Yield
          minus 20 Yr        Average     Bonds Relatively    Stocks Relatively
        Treasury Yield     Since 1980       Attractive           Attractive
        --------------     ----------       ----------           ----------
12/80        -1.1%            -1.5%           -3.0%                 0.0%
             -0.7%            -1.5%           -3.0%                 0.0%
             -1.6%            -1.5%           -3.0%                 0.0%
             -1.8%            -1.5%           -3.0%                 0.0%
             -2.4%            -1.5%           -3.0%                 0.0%
             -1.7%            -1.5%           -3.0%                 0.0%
             -1.7%            -1.5%           -3.0%                 0.0%
             -2.3%            -1.5%           -3.0%                 0.0%
             -2.3%            -1.5%           -3.0%                 0.0%
             -1.8%            -1.5%           -3.0%                 0.0%
             -1.4%            -1.5%           -3.0%                 0.0%
             -0.2%            -1.5%           -3.0%                 0.0%
12/81        -0.9%            -1.5%           -3.0%                 0.0%
             -1.5%            -1.5%           -3.0%                 0.0%
             -0.6%            -1.5%           -3.0%                 0.0%
             -0.7%            -1.5%           -3.0%                 0.0%
             -0.8%            -1.5%           -3.0%                 0.0%
             -0.4%            -1.5%           -3.0%                 0.0%
             -1.2%            -1.5%           -3.0%                 0.0%
             -0.3%            -1.5%           -3.0%                 0.0%
             -0.7%            -1.5%           -3.0%                 0.0%
             -0.5%            -1.5%           -3.0%                 0.0%
             -0.9%            -1.5%           -3.0%                 0.0%
             -1.4%            -1.5%           -3.0%                 0.0%
12/82        -1.9%            -1.5%           -3.0%                 0.0%
             -2.3%            -1.5%           -3.0%                 0.0%
             -2.0%            -1.5%           -3.0%                 0.0%
             -2.6%            -1.5%           -3.0%                 0.0%
             -2.9%            -1.5%           -3.0%                 0.0%
             -3.4%            -1.5%           -3.0%                 0.0%
             -3.6%            -1.5%           -3.0%                 0.0%
             -4.1%            -1.5%           -3.0%                 0.0%
             -4.3%            -1.5%           -3.0%                 0.0%
             -3.4%            -1.5%           -3.0%                 0.0%
             -3.6%            -1.5%           -3.0%                 0.0%
             -3.6%            -1.5%           -3.0%                 0.0%
12/83        -3.3%            -1.5%           -3.0%                 0.0%
             -3.1%            -1.5%           -3.0%                 0.0%
             -3.1%            -1.5%           -3.0%                 0.0%
             -2.8%            -1.5%           -3.0%                 0.0%
             -3.1%            -1.5%           -3.0%                 0.0%
             -3.5%            -1.5%           -3.0%                 0.0%
             -3.0%            -1.5%           -3.0%                 0.0%
             -2.0%            -1.5%           -3.0%                 0.0%
             -2.8%            -1.5%           -3.0%                 0.0%
             -2.2%            -1.5%           -3.0%                 0.0%
             -1.6%            -1.5%           -3.0%                 0.0%
             -1.4%            -1.5%           -3.0%                 0.0%
12/84        -1.6%            -1.5%           -3.0%                 0.0%
             -1.8%            -1.5%           -3.0%                 0.0%
             -2.7%            -1.5%           -3.0%                 0.0%
             -2.4%            -1.5%           -3.0%                 0.0%
             -2.1%            -1.5%           -3.0%                 0.0%
             -1.6%            -1.5%           -3.0%                 0.0%
             -1.9%            -1.5%           -3.0%                 0.0%
             -2.2%            -1.5%           -3.0%                 0.0%
             -1.9%            -1.5%           -3.0%                 0.0%
             -1.7%            -1.5%           -3.0%                 0.0%
             -1.8%            -1.5%           -3.0%                 0.0%
             -1.9%            -1.5%           -3.0%                 0.0%
12/85        -1.8%            -1.5%           -3.0%                 0.0%
             -1.9%            -1.5%           -3.0%                 0.0%
             -1.2%            -1.5%           -3.0%                 0.0%
             -0.9%            -1.5%           -3.0%                 0.0%
             -1.0%            -1.5%           -3.0%                 0.0%
             -2.0%            -1.5%           -3.0%                 0.0%
             -1.4%            -1.5%           -3.0%                 0.0%
             -1.2%            -1.5%           -3.0%                 0.0%
             -1.2%            -1.5%           -3.0%                 0.0%
             -1.2%            -1.5%           -3.0%                 0.0%
             -1.3%            -1.5%           -3.0%                 0.0%
             -1.2%            -1.5%           -3.0%                 0.0%
12/86        -1.3%            -1.5%           -3.0%                 0.0%
             -2.0%            -1.5%           -3.0%                 0.0%
             -2.0%            -1.5%           -3.0%                 0.0%
             -2.4%            -1.5%           -3.0%                 0.0%
             -2.9%            -1.5%           -3.0%                 0.0%
             -3.2%            -1.5%           -3.0%                 0.0%
             -3.7%            -1.5%           -3.0%                 0.0%
             -4.2%            -1.5%           -3.0%                 0.0%
             -4.7%            -1.5%           -3.0%                 0.0%
             -4.8%            -1.5%           -3.0%                 0.0%
             -2.7%            -1.5%           -3.0%                 0.0%
             -2.1%            -1.5%           -3.0%                 0.0%
12/87        -1.9%            -1.5%           -3.0%                 0.0%
             -1.5%            -1.5%           -3.0%                 0.0%
             -1.8%            -1.5%           -3.0%                 0.0%
             -1.6%            -1.5%           -3.0%                 0.0%
             -1.9%            -1.5%           -3.0%                 0.0%
             -2.2%            -1.5%           -3.0%                 0.0%
             -1.0%            -1.5%           -3.0%                 0.0%
             -1.2%            -1.5%           -3.0%                 0.0%
             -0.9%            -1.5%           -3.0%                 0.0%
             -0.5%            -1.5%           -3.0%                 0.0%
             -0.5%            -1.5%           -3.0%                 0.0%
             -0.6%            -1.5%           -3.0%                 0.0%
12/88        -0.3%            -1.5%           -3.0%                 0.0%
             -0.7%            -1.5%           -3.0%                 0.0%
             -0.8%            -1.5%           -3.0%                 0.0%
             -0.5%            -1.5%           -3.0%                 0.0%
             -0.8%            -1.5%           -3.0%                 0.0%
             -0.7%            -1.5%           -3.0%                 0.0%
              0.0%            -1.5%           -3.0%                 0.0%
             -0.4%            -1.5%           -3.0%                 0.0%
             -0.9%            -1.5%           -3.0%                 0.0%
             -1.4%            -1.5%           -3.0%                 0.0%
             -0.8%            -1.5%           -3.0%                 0.0%
             -0.9%            -1.5%           -3.0%                 0.0%
12/89        -1.4%            -1.5%           -3.0%                 0.0%
             -1.3%            -1.5%           -3.0%                 0.0%
             -1.5%            -1.5%           -3.0%                 0.0%
             -2.2%            -1.5%           -3.0%                 0.0%
             -2.3%            -1.5%           -3.0%                 0.0%
             -2.5%            -1.5%           -3.0%                 0.0%
             -2.4%            -1.5%           -3.0%                 0.0%
             -2.3%            -1.5%           -3.0%                 0.0%
             -2.2%            -1.5%           -3.0%                 0.0%
             -1.6%            -1.5%           -3.0%                 0.0%
             -1.4%            -1.5%           -3.0%                 0.0%
             -1.4%            -1.5%           -3.0%                 0.0%
12/90        -1.6%            -1.5%           -3.0%                 0.0%
             -1.8%            -1.5%           -3.0%                 0.0%
             -2.2%            -1.5%           -3.0%                 0.0%
             -2.4%            -1.5%           -3.0%                 0.0%
             -2.3%            -1.5%           -3.0%                 0.0%
             -2.6%            -1.5%           -3.0%                 0.0%
             -2.8%            -1.5%           -3.0%                 0.0%
             -2.9%            -1.5%           -3.0%                 0.0%
             -2.7%            -1.5%           -3.0%                 0.0%
             -2.6%            -1.5%           -3.0%                 0.0%
             -2.7%            -1.5%           -3.0%                 0.0%
             -2.4%            -1.5%           -3.0%                 0.0%
12/91        -2.7%            -1.5%           -3.0%                 0.0%
             -3.0%            -1.5%           -3.0%                 0.0%
             -3.1%            -1.5%           -3.0%                 0.0%
             -3.2%            -1.5%           -3.0%                 0.0%
             -3.3%            -1.5%           -3.0%                 0.0%
             -3.2%            -1.5%           -3.0%                 0.0%
             -2.8%            -1.5%           -3.0%                 0.0%
             -2.5%            -1.5%           -3.0%                 0.0%
             -2.4%            -1.5%           -3.0%                 0.0%
             -2.1%            -1.5%           -3.0%                 0.0%
             -2.4%            -1.5%           -3.0%                 0.0%
             -2.6%            -1.5%           -3.0%                 0.0%
12/92        -2.2%            -1.5%           -3.0%                 0.0%
             -2.0%            -1.5%           -3.0%                 0.0%
             -1.7%            -1.5%           -3.0%                 0.0%
             -1.8%            -1.5%           -3.0%                 0.0%
             -1.6%            -1.5%           -3.0%                 0.0%
             -1.8%            -1.5%           -3.0%                 0.0%
             -1.4%            -1.5%           -3.0%                 0.0%
             -1.3%            -1.5%           -3.0%                 0.0%
             -1.1%            -1.5%           -3.0%                 0.0%
             -0.7%            -1.5%           -3.0%                 0.0%
             -0.8%            -1.5%           -3.0%                 0.0%
             -1.1%            -1.5%           -3.0%                 0.0%
12/93        -0.6%            -1.5%           -3.0%                 0.0%
             -0.5%            -1.5%           -3.0%                 0.0%
             -0.9%            -1.5%           -3.0%                 0.0%
             -1.0%            -1.5%           -3.0%                 0.0%
             -1.3%            -1.5%           -3.0%                 0.0%
             -1.5%            -1.5%           -3.0%                 0.0%
             -1.1%            -1.5%           -3.0%                 0.0%
             -1.1%            -1.5%           -3.0%                 0.0%
             -1.4%            -1.5%           -3.0%                 0.0%
             -1.4%            -1.5%           -3.0%                 0.0%
             -1.7%            -1.5%           -3.0%                 0.0%
             -1.4%            -1.5%           -3.0%                 0.0%
12/94        -1.0%            -1.5%           -3.0%                 0.0%
             -1.0%            -1.5%           -3.0%                 0.0%
             -1.0%            -1.5%           -3.0%                 0.0%
             -0.8%            -1.5%           -3.0%                 0.0%
             -0.9%            -1.5%           -3.0%                 0.0%
             -0.5%            -1.5%           -3.0%                 0.0%
             -0.2%            -1.5%           -3.0%                 0.0%
             -0.6%            -1.5%           -3.0%                 0.0%
             -0.4%            -1.5%           -3.0%                 0.0%
             -0.3%            -1.5%           -3.0%                 0.0%
             -0.1%            -1.5%           -3.0%                 0.0%
             -0.1%            -1.5%           -3.0%                 0.0%
12/95         0.1%            -1.5%           -3.0%                 0.0%
             -0.2%            -1.5%           -3.0%                 0.0%
             -0.7%            -1.5%           -3.0%                 0.0%
             -0.9%            -1.5%           -3.0%                 0.0%
             -1.2%            -1.5%           -3.0%                 0.0%
             -1.5%            -1.5%           -3.0%                 0.0%
             -1.2%            -1.5%           -3.0%                 0.0%
             -1.0%            -1.5%           -3.0%                 0.0%
             -1.3%            -1.5%           -3.0%                 0.0%
             -1.3%            -1.5%           -3.0%                 0.0%
             -1.1%            -1.5%           -3.0%                 0.0%
             -1.2%            -1.5%           -3.0%                 0.0%
12/96        -1.2%            -1.5%           -3.0%                 0.0%
             -1.7%            -1.5%           -3.0%                 0.0%
             -1.8%            -1.5%           -3.0%                 0.0%
             -1.7%            -1.5%           -3.0%                 0.0%
             -1.8%            -1.5%           -3.0%                 0.0%
             -2.0%            -1.5%           -3.0%                 0.0%
             -2.0%            -1.5%           -3.0%                 0.0%
             -1.9%            -1.5%           -3.0%                 0.0%
             -1.9%            -1.5%           -3.0%                 0.0%
             -1.8%            -1.5%           -3.0%                 0.0%
             -1.4%            -1.5%           -3.0%                 0.0%
             -1.5%            -1.5%           -3.0%                 0.0%
12/97        -1.4%            -1.5%           -3.0%                 0.0%
             -1.3%            -1.5%           -3.0%                 0.0%
             -1.7%            -1.5%           -3.0%                 0.0%
             -1.9%            -1.5%           -3.0%                 0.0%
             -2.0%            -1.5%           -3.0%                 0.0%
             -1.8%            -1.5%           -3.0%                 0.0%
             -1.7%            -1.5%           -3.0%                 0.0%
             -1.8%            -1.5%           -3.0%                 0.0%
             -0.7%            -1.5%           -3.0%                 0.0%
             -0.8%            -1.5%           -3.0%                 0.0%
             -1.3%            -1.5%           -3.0%                 0.0%
             -1.5%            -1.5%           -3.0%                 0.0%
12/98        -1.7%            -1.5%           -3.0%                 0.0%
             -1.8%            -1.5%           -3.0%                 0.0%
             -2.2%            -1.5%           -3.0%                 0.0%
             -2.3%            -1.5%           -3.0%                 0.0%
             -2.5%            -1.5%           -3.0%                 0.0%
             -2.6%            -1.5%           -3.0%                 0.0%
             -2.8%            -1.5%           -3.0%                 0.0%
             -2.8%            -1.5%           -3.0%                 0.0%
             -2.9%            -1.5%           -3.0%                 0.0%
             -2.6%            -1.5%           -3.0%                 0.0%
             -2.8%            -1.5%           -3.0%                 0.0%
             -3.0%            -1.5%           -3.0%                 0.0%
12/99        -3.3%            -1.5%           -3.0%                 0.0%
             -3.0%            -1.5%           -3.0%                 0.0%
             -2.6%            -1.5%           -3.0%                 0.0%
             -2.6%            -1.5%           -3.0%                 0.0%
             -2.6%            -1.5%           -3.0%                 0.0%
             -2.6%            -1.5%           -3.0%                 0.0%
             -2.4%            -1.5%           -3.0%                 0.0%
             -2.2%            -1.5%           -3.0%                 0.0%
             -2.3%            -1.5%           -3.0%                 0.0%
             -2.1%            -1.5%           -3.0%                 0.0%
             -2.0%            -1.5%           -3.0%                 0.0%
             -1.4%            -1.5%           -3.0%                 0.0%
12/00        -1.3%            -1.5%           -3.0%                 0.0%
             -1.5%            -1.5%           -3.0%                 0.0%
             -0.9%            -1.5%           -3.0%                 0.0%
             -0.8%            -1.5%           -3.0%                 0.0%
             -1.5%            -1.5%           -3.0%                 0.0%
             -1.5%            -1.5%           -3.0%                 0.0%
             -1.6%            -1.5%           -3.0%                 0.0%
             -1.3%            -1.5%           -3.0%                 0.0%
             -0.9%            -1.5%           -3.0%                 0.0%
             -0.8%            -1.5%           -3.0%                 0.0%
             -0.5%            -1.5%           -3.0%                 0.0%
             -1.3%            -1.5%           -3.0%                 0.0%
12/01        -1.8%            -1.5%           -3.0%                 0.0%
             -1.7%            -1.5%           -3.0%                 0.0%
             -1.5%            -1.5%           -3.0%                 0.0%
             -2.2%            -1.5%           -3.0%                 0.0%
             -1.6%            -1.5%           -3.0%                 0.0%
             -1.6%            -1.5%           -3.0%                 0.0%
             -1.1%            -1.5%           -3.0%                 0.0%
             -0.6%            -1.5%           -3.0%                 0.0%
             -0.3%            -1.5%           -3.0%                 0.0%
              0.9%            -1.5%           -3.0%                 0.0%
              0.2%            -1.5%           -3.0%                 0.0%
             -0.2%            -1.5%           -3.0%                 0.0%
12/02         0.6%            -1.5%           -3.0%                 0.0%
              0.7%            -1.5%           -3.0%                 0.0%
              1.1%            -1.5%           -3.0%                 0.0%
              1.0%            -1.5%           -3.0%                 0.0%
              0.6%            -1.5%           -3.0%                 0.0%
              1.0%            -1.5%           -3.0%                 0.0%
              0.6%            -1.5%           -3.0%                 0.0%
             -0.3%            -1.5%           -3.0%                 0.0%
             -0.3%            -1.5%           -3.0%                 0.0%
              0.4%            -1.5%           -3.0%                 0.0%
             -0.2%            -1.5%           -3.0%                 0.0%
             -0.1%            -1.5%           -3.0%                 0.0%
12/03        -0.1%            -1.5%           -3.0%                 0.0%
             -0.1%            -1.5%           -3.0%                 0.0%
              0.0%            -1.5%           -3.0%                 0.0%
              0.5%            -1.5%           -3.0%                 0.0%
             -0.2%            -1.5%           -3.0%                 0.0%
             -0.1%            -1.5%           -3.0%                 0.0%
             -0.1%            -1.5%           -3.0%                 0.0%
              0.4%            -1.5%           -3.0%                 0.0%
              0.7%            -1.5%           -3.0%                 0.0%
              0.9%            -1.5%           -3.0%                 0.0%
              0.9%            -1.5%           -3.0%                 0.0%
              0.4%            -1.5%           -3.0%                 0.0%
12/04         0.6%            -1.5%           -3.0%                 0.0%
              1.0%            -1.5%           -3.0%                 0.0%
              0.8%            -1.5%           -3.0%                 0.0%
              0.8%            -1.5%           -3.0%                 0.0%
              1.0%            -1.5%           -3.0%                 0.0%
              1.2%            -1.5%           -3.0%                 0.0%
              1.5%            -1.5%           -3.0%                 0.0%

When compared to the 4.3% yield on the 20 Yr U.S. Treasury bond, stocks are trading at the most attractive level we have seen in over 25 years. The graph above displays the earnings yield on the S&P 500 Index minus the yield of 20 Yr Treasury bonds. On average the earnings yield on the S&P has been about 1.5% below that of bonds, and stocks are considered relatively attractive when trading at an earnings yield equivalent to long term bond yields and unattractive when the differential is below -3%. The current 1.5% positive gap is practically unprecedented and reflects the apathy that investors have shown for equities over the past few years.

We expect equities to be among the best performing asset classes over the next five years. Our plan is to remain focused on the long-term, continue to buy the high quality growth companies, and try not to bend to the temptation to chase short-term performance where it would compromise our long-term objectives.

ECONOMIC OUTLOOK: Our economic forecast is consistent with our current positioning. The Federal Reserve increased the Federal Funds rate two times during the second quarter 2005 from 2.75% to 3.25% and has signaled that further rate increases are still likely. Surprisingly, longer-term Treasury yields declined, reflecting expectations that the Fed's rate increasing mode is nearing an end. Lower long rates are consistent with more modest economic growth and our expectation that inflation will be stable and relatively benign.

The biggest risk regarding our inflation outlook remains the potential impact of higher oil prices, which are now above the 2004 highs. We view the combination of more modest worldwide economic growth and increased exploration spending as signs indicating that oil prices will eventually decline and stabilize in a range of $40 - $50 per barrel. While higher than our previous price estimate, we believe that prices in this range will not result in significant inflation pressures that would push the economy toward a recession.

                  NORCAP GROWTH FUND PORTFOLIO CHARACTERISTICS

                               NORCAP GROWTH      RUSSELL 1000         S&P 500
                                   FUND           GROWTH INDEX          INDEX
                               -------------      ------------         -------
Growth
  Est 3-5Yr EPS Growth             14.5%              15.1%              12.2%
  Hist 3Yr EPS Growth              19.3%              19.3%              18.8%
  Hist 3Yr Sales Growth            12.6%              10.5%               7.8%
Valuation
  2005 P/E Ratio                   19.4               19.7               15.7
  2006 P/E Ratio                   17.1               17.3               14.4
  Price / Cash Flow                13.5               13.9               10.2
  Price / Book Value                3.6                4.2                2.8
  Dividend Yield                    1.10%              1.08%              1.83%
Size / Risk
  Market Cap - Weighted Avg      $82,610            $76,038            $88,707
  Market Cap - Weighted Median   $45,004            $44,525            $48,836
  Beta                              1.02               1.04               1.00

The portfolio's characteristics are consistent with our style benchmark and significantly more tilted toward growth than the S&P 500.

LARGEST HOLDINGS AS OF 06/30/05

     Name                            Ticker          Position Size
     ----                            ------          -------------
     Microsoft                        MSFT                4.6%
     Cisco Systems                    CSCO                4.5%
     Comcast                         CMCSA                3.6%
     Lowes Corp                       LOW                 3.4%
     Cendant                           CD                 3.2%
     General Electric                  GE                 3.2%
     Citigroup                         C                  3.0%
     Linear Technology                LLTC                2.9%
     Pfizer                           PFE                 2.7%
     Johnson & Johnson                JNJ                 2.7%
     Zimmer Holdings                  ZMH                 2.7%

SUMMARY: We are excited about the numerous attractive opportunities this unusual market environment has created. We also remain committed to investing in quality growth companies, as we believe that in the long-run it will be those companies that produce the highest returns for our shareholders. Despite our somewhat disappointing recent performance, we believe the shortfalls pale in comparison to the prospective opportunity we see from maintaining our investment discipline. Our strong long-term track record is a function of maintaining our focus through all types of environments, and we are confident we should be handsomely rewarded in this case as well.

We thank you for your continued patience and for your support of the NorCap Growth Fund. We assure you that we are working tirelessly to best position the Fund to take advantage of the compelling opportunity we see in today's market. If you have any questions or comments, please feel free to call.

Sincerely,

/s/Daniel T. Murphy       /s/Brian A. Hellmer          /s/Stephen L. Hawk
Daniel T. Murphy, CFA     Brian A. Hellmer, CFA        Stephen L. Hawk, Ph. D.
President and Chief       Director of Research         Chairman and Chief
Investment Officer        Executive Officer

dan.murphy@norcap.com     brian.hellmer@norcap.com     steve.hawk@norcap.com


MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS. PLEASE REFER TO THE PROSPECTUS FOR IMPORTANT INFORMATION ABOUT THE FUND INCLUDING ITS INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. A HARD COPY OF THE CURRENT PROSPECTUS MAY BE OBTAINED BY CALLING TOLL FREE 1-866-5NORCAP. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

SHORT TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF THE FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST PERFORMANCE.

MID-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES.

The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000 Growth Index is an unmanaged index generally representative of large capitalization U.S. growth companies. These indices do not reflect management fees, brokerage fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

The P/E ratio is a common measure of stock valuation. The P/E ratio is equal to a stock's price per share divided by its earnings per share. The higher the P/E ratio, the more the market is willing to pay for each dollar of earnings.

Earnings Per Share is the company's total earnings divided by the number of shares outstanding.

Beta is a measure of the magnitude of the Fund's past share price fluctuations in relation to a given market index. The Fund's Beta should be viewed in conjunction with its R-squared. The lower the R-squared, the less correlation there is between the Fund and the index and therefore the less reliable that the Beta is as a measure of volatility.

R-squared is a measure of how much of the Fund's past returns can be explained by the returns from the market in general, as measured by a given index. If the Fund's total returns were precisely synchronized with the market index, its R-squared would be 1.00. If the Fund's total returns bore no relationship to the market index, its R-squared would be 0.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the report for more complete information regarding holdings.

The Fund is distributed by Quasar Distributors, LLC.  08/05

ADDITIONAL INFORMATION ON FUND EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 2005

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/05 - 6/30/05).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund actual charges no sales load, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently the Fund's transfer agent charges a $15.00 fee. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
                            Beginning        Ending           Expenses Paid
                             Account         Account        During the Period
                           Value 1/1/05   Value 6/30/05   1/1/05 - 6/30/05*<F1>
                           ------------   -------------   ---------------------
Actual                      $1,000.00       $  955.30             $3.88
Hypothetical (5% annual
  return before expenses)   $1,000.00       $1,020.83             $4.01

*<F1> Expenses are equal to the Fund's annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

SECTOR ALLOCATION OF PORTFOLIO HOLDINGS
JUNE 30, 2005

Percentages represent market value as a percentage of market value of the Fund's long-term investments.

Consumer Staples                          10%
Healthcare                                25%
Consumer Discretionary                     9%
Information Technology                    24%
Telecommunication & Media                 11%
Energy                                     3%
Materials                                  2%
Financials                                 6%
Industrials                                9%

SCHEDULE OF INVESTMENTS
JUNE 30, 2005

      SHARES                                                      VALUE
      ------                                                      -----
               COMMON STOCKS - 99.17%
               AEROSPACE & DEFENSE - 1.02%
       3,500   Lockheed Martin Corporation*<F2>                 $   227,045
                                                                -----------
               BIOTECHNOLOGY - 5.88%
      14,000   Boston Scientific Corporation*<F2>                   378,000
       5,975   Genzyme Corporation*<F2>                             359,038
      12,950   Gilead Sciences, Inc.*<F2>                           569,670
                                                                -----------
                                                                  1,306,708
                                                                -----------
               BUSINESS SERVICES - 0.99%
       5,675   Cintas Corporation                                   219,055
                                                                -----------
               COMPUTERS & PERIPHERALS - 3.86%
      10,900   Dell, Inc.*<F2>                                      430,659
      31,200   EMC Corporation*<F2>                                 427,752
                                                                -----------
                                                                    858,411
                                                                -----------
               COSMETICS & TOILETRIES - 4.61%
       8,800   Colgate-Palmolive Company                            439,208
      11,100   The Procter & Gamble Company                         585,525
                                                                -----------
                                                                  1,024,733
                                                                -----------
               DIVERSIFIED MANUFACTURING - 1.98%
      15,050   Tyco International Ltd. F<F3>                        439,460
                                                                -----------
               E-COMMERCE - 1.79%
      12,025   eBay, Inc.*<F2>                                      396,945
                                                                -----------
               ELECTRONICS - 2.13%
      15,375   Jabil Circuit, Inc.*<F2>                             472,474
                                                                -----------
               FINANCIAL SERVICES - 4.53%
      14,575   Citigroup, Inc.                                      673,802
       3,250   The Goldman Sachs Group, Inc.                        331,565
                                                                -----------
                                                                  1,005,367
                                                                -----------
               FOOD & BEVERAGE - 4.05%
       9,300   Anheuser-Busch Companies, Inc.                       425,475
      13,075   Sysco Corporation                                    473,184
                                                                -----------
                                                                    898,659
                                                                -----------
               HEALTH CARE SERVICES & PRODUCTS - 12.03%
       6,125   Guidant Corporation                                  412,213
       9,375   Johnson & Johnson                                    609,375
      10,475   Medtronic, Inc.                                      542,500
       7,300   Quest Diagnostics Incorporated                       388,871
       2,200   UnitedHealth Group, Inc.                             114,708
       7,925   Zimmer Holdings, Inc.*<F2>                           603,647
                                                                -----------
                                                                  2,671,314
                                                                -----------
               LEISURE & GAMING - 2.00%
       8,150   Carnival Corporation f<F3>                           444,582
                                                                -----------
               MULTI-INDUSTRY - 6.47%
      32,275   Cendant Corporation                                  721,992
      20,650   General Electric Company                             715,522
                                                                -----------
                                                                  1,437,514
                                                                -----------
               MULTI-MEDIA - 7.00%
      26,350   Comcast Corporation - Class A*<F2>                   808,945
      43,025   Liberty Media Corporation - Class A*<F2>             438,425
      18,225   News Corporation - Class B                           307,273
                                                                -----------
                                                                  1,554,643
                                                                -----------
               NETWORKING PRODUCTS - 4.55%
      52,850   Cisco Systems, Inc.*<F2>                           1,009,964
                                                                -----------
               OIL & GAS - 4.66%
       7,425   BJ Services Company                                  389,664
       5,650   ChevronTexaco Corporation                            315,948
       7,075   Praxair, Inc.                                        329,695
                                                                -----------
                                                                  1,035,307
                                                                -----------
               PHARMACEUTICALS - 7.01%
       4,800   Allergan, Inc.                                       409,152
      22,125   Pfizer, Inc.                                         610,207
      12,075   Wyeth                                                537,338
                                                                -----------
                                                                  1,556,697
                                                                -----------
               RETAIL - 4.95%
      12,800   Lowe's Companies, Inc.                               745,216
       7,700   Walgreen Co.                                         354,123
                                                                -----------
                                                                  1,099,339
                                                                -----------
               SAVINGS & LOANS - 1.51%
       8,225   Washington Mutual, Inc.                              334,675
                                                                -----------
               SEMICONDUCTORS - 5.18%
      19,200   Intel Corporation                                    500,352
      17,750   Linear Technology Corporation                        651,248
                                                                -----------
                                                                  1,151,600
                                                                -----------
               SOFTWARE - 7.27%
      41,200   Microsoft Corporation                              1,023,408
      44,875   Oracle Corporation*<F2>                              592,350
                                                                -----------
                                                                  1,615,758
                                                                -----------
               TELECOMMUNICATIONS - 3.78%
      15,925   Nextel Communications, Inc. - Class A*<F2>           514,537
       9,875   QUALCOMM, Inc.                                       325,974
                                                                -----------
                                                                    840,511
                                                                -----------
               TRANSPORTATION - RAIL - 1.92%
      13,775   Norfolk Southern Corporation                         426,474
                                                                -----------
               TOTAL COMMON STOCKS
                 (Cost $21,006,365)                              22,027,235
                                                                -----------
               WARRANTS & RIGHTS - 0.00%
       5,475   Seagate Technology, Inc. Tax
                 Refund Rights*<F2>(1)<F4>                               --
                                                                -----------
               TOTAL WARRANTS & RIGHTS
                 (Cost $0)                                               --
                                                                -----------
    PRINCIPAL
     AMOUNT                                                        VALUE
     ------                                                        -----
               SHORT TERM INVESTMENTS - 2.72%
               VARIABLE RATE DEMAND NOTES#<F5> - 2.72%
    $303,732   American Family Financial
                 Services, Inc., 2.949%                          $  303,732
     301,985   Wisconsin Corporate Central
                 Credit Union, 3.00%                                301,985
                                                                -----------
               TOTAL SHORT TERM INVESTMENTS
                 (Cost $605,717)                                    605,717
                                                                -----------
               TOTAL INVESTMENTS - 101.89%
                 (Cost $21,612,082)                              22,632,952
                                                                -----------
               Liabilities in Excess of Other
                 Assets - (1.89)%                                 (420,907)
                                                                -----------
               TOTAL NET ASSETS - 100.00%                       $22,212,045
                                                                -----------
                                                                -----------
*<F2>     Non-Income producing security.
F<F3>     Foreign Security.
(1)<F4>   Illiquid Security.
#<F5> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2005.

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005

ASSETS:
  Investments at value (cost $21,612,082)                       $22,632,952
  Receivable for investments sold                                   689,824
  Interest and dividend receivable                                   11,113
  Receivable from adviser                                             2,121
  Other assets                                                       11,124
                                                                -----------
    Total Assets                                                 23,347,134
                                                                -----------
LIABILITIES:
  Payable for investments purchased                               1,077,943
  Accrued expenses and other liabilities                             57,146
                                                                -----------
    Total Liabilities                                             1,135,089
                                                                -----------
NET ASSETS                                                      $22,212,045
                                                                -----------
                                                                -----------
NET ASSETS CONSIST OF:
  Shares of beneficial interest                                 $21,642,107
  Undistributed net investment income                               151,673
  Accumulated net realized loss on investments                     (602,605)
  Net unrealized appreciation on investments                      1,020,870
                                                                -----------
    Net Assets                                                  $22,212,045
                                                                -----------
                                                                -----------
  Shares outstanding of beneficial interest
    (unlimited shares, $0.01 par value)                           2,121,317
  Net asset value, redemption price
    and offering price per share                                $     10.47
                                                                -----------
                                                                -----------

                       See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2005

INVESTMENT INCOME:
  Dividends                                                      $  322,100
  Interest                                                            6,006
                                                                 ----------
                                                                    328,106
                                                                 ----------
EXPENSES:
  Investment advisory fees                                          176,482
  Fund administration and accounting fees                            74,397
  Federal and state registration fees                                 8,524
  Shareholder servicing fees                                         39,785
  Professional fees                                                  63,722
  Custody fees                                                       10,581
  Reports to shareholders                                             7,378
  Directors' fees and expenses                                        6,360
  Other expenses                                                     11,075
                                                                 ----------
    Total expenses before waiver and reimbursement                  398,304
    Waiver and reimbursement of expenses by Adviser                (221,822)
                                                                 ----------
    Net expenses                                                    176,482
                                                                 ----------
    NET INVESTMENT INCOME                                           151,624
                                                                 ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                 (597,790)
  Change in net unrealized
    appreciation/depreciation on investments                       (331,365)
                                                                 ----------
  Net Realized and Unrealized Loss on Investments                  (929,155)
                                                                 ----------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ (777,531)
                                                                 ----------
                                                                 ----------

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                            PERIOD
                                                                                    AUGUST 29, 2003(1)<F6>
                                                            YEAR ENDED                      THROUGH
                                                           JUNE 30, 2005                 JUNE 30, 2004
                                                           -------------            ----------------------
OPERATIONS:
     Net investment income                                 $   151,624                   $    14,152
     Net realized gain (loss) on investments                  (597,790)                      615,339
     Change in net unrealized
     appreciation/depreciation on investments                 (331,365)                    1,352,235
                                                           -----------                   -----------
       Net increase(decrease) in net assets
         resulting from operations                            (777,531)                    1,981,726
                                                           -----------                   -----------
DISTRIBUTIONS:
     Distributions from net investment income                   (7,386)                       (6,766)
     Distributions from net realized
       gain on investments                                    (609,964)                      (10,141)
                                                           -----------                   -----------
                                                              (617,350)                      (16,907)
                                                           -----------                   -----------
CAPITAL SHARE TRANSACTIONS:
     Net increase in net assets resulting
     from capital share transactions (Note 4)                  958,889                    20,583,218
                                                           -----------                   -----------
       Total Increase in Net Assets                           (435,992)                   22,548,037
                                                           -----------                   -----------
NET ASSETS:
     Beginning of period                                    22,648,037                       100,000
                                                           -----------                   -----------
     End of period (includes undistributed
       net investment income of $151,673
       and $7,386, respectively)                           $22,212,045                   $22,648,037
                                                           -----------                   -----------
                                                           -----------                   -----------


(1)<F6>   Commencement of Operations.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
                                                                    PERIOD
                                                                  AUGUST 29,
                                                                 2003(1)<F7>
                                              YEAR ENDED            THROUGH
                                             JUNE 30, 2005       JUNE 30, 2004
                                        ----------------------   -------------
PER SHARE DATA:
Net Asset Value, Beginning of Period             $11.14              $10.00
                                                 ------              ------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                              0.07                0.01
Net realized and unrealized
  gain on investments                             (0.44)               1.14
                                                 ------              ------
Total Income from Investment Operations           (0.37)               1.15
                                                 ------              ------
LESS DISTRIBUTIONS:
Dividends from net investment income              (0.00)              (0.00)
Distributions from net capital gains              (0.30)              (0.01)
                                                 ------              ------
Total dividends and distributions                 (0.30)              (0.01)
                                                 ------              ------
Net Asset Value, End of Period                   $10.47              $11.14
                                                 ------              ------
                                                 ------              ------
Total Return                                    (3.39)%              11.49%(2)
                                                                       <F8>
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period                   $22,212,045         $22,648,037
Ratio of expenses to average net assets
  before waivers and reimbursements
  by Adviser                                      1.81%            2.12%(3)
                                                                       <F9>
Ratio of expenses to average net assets after
  waivers and reimbursements by Adviser           0.80%            0.80%(3)
                                                                       <F9>
Ratio of net investment loss to average net
  assets before reimbursement by Adviser        (0.32)%          (1.23)%(3)
                                                                       <F9>
Ratio of net investment income to average net
  assets after reimbursement by Adviser           0.69%            0.09%(3)
                                                                       <F9>
Portfolio turnover rate                          63.68%           80.79%(2)
                                                                       <F8>
(1)<F7>   Commencement of operations.
(2)<F8>   Not Annualized.
(3)<F9>   Annualized.

                       See notes to financial statements.

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2005

NOTE 1 - DESCRIPTION OF THE FUND
NorCap Funds, Inc. (the "Company"), was organized as a Wisconsin corporation on May 12, 2003, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is authorized to issue an indefinite number of $0.01 par value shares of common stock in series and classes. The Company currently offers one series of shares: the NorCap Growth Fund (the "Fund"). The investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on July 15, 2003 to its initial investor. The Fund commenced operations on August 29, 2003.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund.

     (a) Investment Valuation - Investment securities are stated at value. Securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid prices is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Directors believe in good faith accurately reflect their fair value. The Adviser is authorized to make all determinations regarding the fair value of securities and reports those determinations to the Board of Directors.

     (b) Income Recognition - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

     (c) Securities Transactions - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the high cost method.

     (d) Distributions to Shareholders - The Fund records distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and distributed at least annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

          Tax components of the dividends paid during the period from August 29, 2003 through June 30, 2004 are as follows:

                 ORDINARY INCOME                LONG-TERM CAPITAL GAINS
                 ---------------                -----------------------
                     $16,907                            $     --

          Tax components of the dividends paid during the year ended June 30, 2005 are as follows:

                 ORDINARY INCOME                LONG-TERM CAPITAL GAINS
                 ---------------                -----------------------
                     $617,351                           $     --

     (e) Federal Income Taxes - The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Fund's taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

     (f) Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - CAPITAL SHARE TRANSACTIONS
At June 30, 2005, there were unlimited shares authorized with a par value of $0.01. Transactions in shares of the Fund were as follows:

                                              FOR THE YEAR ENDED
                                                JUNE 30, 2005
                                        -----------------------------
                                           SHARES             AMOUNT
                                           ------             ------
     Sales                                 357,263          $3,791,036
     Reinvestments                          54,886             602,650
     Redemptions                          (323,146)         (3,434,797)
                                         ---------          ----------
     Net Increase                           89,003          $  958,889
                                         ---------          ----------
                                         ---------          ----------
     Shares Outstanding:
       Beginning of period               2,032,314
                                         ---------
       End of period                     2,121,317
                                         ---------
                                         ---------

                                     FOR THE PERIOD AUGUST 29, 2003(1)<F10>
                                             THROUGH JUNE 30, 2004
                                          ---------------------------
                                          SHARES              AMOUNT
                                          ------              ------
     Sales                               2,164,799         $22,145,684
     Reinvestments                           1,498              16,370
     Redemptions                          (143,983)         (1,578,836)
                                         ---------         -----------
     Net Increase                        2,022,314         $20,583,218
                                         ---------         -----------
                                         ---------         -----------
     Shares Outstanding:
       Beginning of period                  10,000
                                         ---------
       End of period                     2,032,314
                                         ---------
                                         ---------
(1)<F10>  Commencement of operations.

NOTE 4 - INVESTMENT TRANSACTIONS
For the year ended June 30, 2005, purchases and sales of investment securities (excluding short-term investments) for the Fund were $14,311,104 and $13,841,429, respectively. The Fund did not purchase U.S. Government securities as a part of its investment strategy during the year ended June 30, 2005.

As of June 30, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Cost of investments                                   $21,630,499
                                                           -----------
                                                           -----------
     Gross unrealized appreciation                           1,925,535
     Gross unrealized depreciation                            (923,082)
                                                           -----------
     Net unrealized appreciation                           $ 1,002,453
                                                           -----------
                                                           -----------
     Undistributed ordinary income                         $   150,381
     Undistributed long-term capital gain                           --
                                                           -----------
     Total distributable earnings                          $   150,381
                                                           -----------
                                                           -----------
     Other accumulated losses                              $  (582,896)
                                                           -----------
     Total accumulated earnings                            $   569,938
                                                           -----------
                                                           -----------

The primary difference between the cost amount for book purposes and tax purposes relates to deferred wash sale losses.

At June 30, 2005, the Fund had an accumulated net realized capital loss carryover of $144,640 which expires in 2013. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover for the Fund. In addition the Fund realized, on a tax basis, post-October losses through June 30, 2005 of $438,256, which are not recognized for tax purposes until the first day of the following fiscal year.

NOTE 5 - INVESTMENT ADVISORY AND OTHER AGREEMENTS
The Company has an Investment Advisory Agreement (the "Agreement") with Northern Capital Management, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Company, on behalf of the Fund, compensates the Adviser for its management services based on an annual rate of 0.80% of the Fund's average daily net assets.

The Adviser has contractually agreed to waive all or part of its advisor fee and/or absorb the Fund's other expenses, including organization expenses, to the extent necessary to ensure that the Fund's operating expenses do not exceed 0.80% of its average daily net assets. This fee cap agreement will expire on June 30, 2007.

To the extent that the Adviser has deferred or absorbed expenses, it may seek payment of such deferred fees or reimbursement of such absorbed expenses for three years after the year in which fees were deferred or expenses were absorbed. The Fund will seek no such payment or reimbursement, however, if the total Fund operating expenses exceed 0.80%.

The Fund incurred $34,350 in connection with its organization and initial public offering of shares. These expenses were advanced by the Adviser, and the Adviser has agreed to reimburse the Fund for these expenses subject to potential recovery. Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

            July 31, 2007     $250,280
            July 31, 2008     $221,822

Under the current fee structure where the operating expenses are capped at 0.80%, the Adviser will not be able to recover these expenses.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of NorCap Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of NorCap Funds, Inc., comprising the NorCap Growth Fund (the "Fund"), including the schedule of investments, as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended June 30, 2005 and the period from August 29, 2003 (commencement of operations) to June 30, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NorCap Funds, Inc. at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended June 30, 2005 and the period from August 29, 2003 (commencement of operations) to June 30, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Chicago, Illinois
August 22, 2005

DIRECTORS AND OFFICERS
Under the laws of the State of Wisconsin, the Board of Directors of the Company is responsible for managing the Company's business and affairs.

The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below. Daniel T. Murphy and Paul A. Perry (indicated with an asterisk*) are deemed to be "interested persons" of the Fund, as defined in the 1940 Act, because they serve as directors and officers of Northern Capital Management, LLC, the Fund's investment adviser (the "Adviser" or "Northern"). Additional information about the directors is contained in the Fund's Statement of Additional Information, available without charge, upon request, by calling 1-866-5NORCAP.



                                                                                               NUMBER OF
                                                            PRINCIPAL                          FUNDS               OTHER
NAME,                 POSITION(S)       TERM                OCCUPATION(S)                      IN COMPLEX          DIRECTORSHIPS
ADDRESS,              HELD WITH         OF                  DURING PAST                        OVERSEEN            HELD
AND AGE               FUND              OFFICE              FIVE YEARS                         BY DIRECTOR         BY DIRECTOR
-------               -----------       ------              -------------                      -----------         -----------
                                                       INDEPENDENT DIRECTORS
                                                       ---------------------
John R. Walsh         Director          Indefinite          Mr. Walsh is Vice                  1                   None
4781 Hayes Road       since June                            President, Brokerage and
P.O. Box 1587         2003                                  Commercial Development
Madison,                                                    of Munz Corporation, a
Wisconsin                                                   commercial real estate
53701                                                       brokerage, development
Age:  48                                                    and management company.
                                                            He has held this position
                                                            since 1994.

Christopher Miller    Director          Indefinite          Mr. Miller has been an             1                   None
N56W24879             since May                             owner of Great Lakes
North Corporate       2004                                  Sales & Engineering, Inc.,
Circle, Suite 100                                           a manufacturers'
Sussex,                                                     representative agency, for
Wisconsin                                                   the past 15 years.
53089
Age: 40

Jeffrey L. Bernstein  Director          Indefinite          Mr. Bernstein has been             1                   None
5633 Odana Road       since March                           employed by Mad Mufflers,
Madison,              2005                                  d.b.a. Car-X Auto Service,
Wisconsin                                                   an automobile services
53704                                                       company for 26 years, and
Age:  45                                                    has been President since
                                                            1996, with complete
                                                            operational and financial
                                                            responsibility for nine
                                                            retail locations.

                                                 INTERESTED DIRECTORS AND OFFICERS
                                                 ---------------------------------
Daniel T.             Director,         Indefinite          Mr. Murphy received his            1                   None
Murphy*               Chairman,                             MBA in 1988 and his BBA
8010 Excelsior        and President                         in 1986 from the University
Drive, Suite 300      since June                            of Wisconsin-Madison. Mr.
Madison,              2003                                  Murphy is the President,
Wisconsin                                                   Chief Investment Officer,
53717                                                       Portfolio Manager and a
Age:  42                                                    Director of Northern. He
                                                            has served Northern in
                                                            various capacities since
                                                            March 1995.  Prior to that,
                                                            he was a Senior Investment
                                                            Analyst at Brinson Partners,
                                                            Inc., a private equity and
                                                            venture capital firm, starting
                                                            in December 1989.  Mr.
                                                            Murphy is a Chartered
                                                            Financial Analyst.

Paul A. Perry*        Director          Indefinite          Mr. Perry received his             1                   None
8010 Excelsior        and Vice                              MA and JD from the
Drive, Suite 300      President                             University of Nebraska
Madison,              since June                            in 1983 and his BBA from
Wisconsin             2003                                  the University of Wisconsin-
53717                                                       Eau Claire in 1979. Mr.
Age:  48                                                    Perry is Director of Account
                                                            Management and a Director
                                                            of Northern. He has served
                                                            Northern in various capacities
                                                            since April 1994. Prior to
                                                            that, he was Vice President
                                                            of Trust for Associated Bank
                                                            and prior to that, he was an
                                                            Economist at First Interstate
                                                            Bank of Arizona.

Brian A. Hellmer      Secretary         Indefinite          Mr. Hellmer received his           N/A                 N/A
8010 Excelsior        since June                            MS in 1989 and his BBA in
Drive, Suite 300      2003                                  1987 from the University of
Madison,                                                    Wisconsin-Madison. Mr.
Wisconsin                                                   Hellmer is the Director of
53717                                                       Research and a Portfolio
Age:  41                                                    Manager at Northern. He has
                                                            served Northern in various
                                                            capacities since April 1996.
                                                            Prior to that, he was a Senior
                                                            Investment Analyst at Fleet
                                                            Investment Advisors as well
                                                            as a member of their
                                                            Investment Policy Committee.
                                                            Mr. Hellmer is a Chartered
                                                            Financial Analyst.

Sarah M. Lucas        Treasurer         Indefinite          Ms. Lucas received her             N/A                 N/A
8010 Excelsior        since June                            BBA in Accounting from the
Drive, Suite 300      2003 and                              College of William and Mary
Madison,              Chief                                 in 1996. Ms. Lucas is the
Wisconsin             Compliance                            Compliance and Financial
53717                 Officer                               Officer of Northern and has
Age:  31              since October                         served in that role since
                      2004                                  November 2002. Prior to
                                                            joining Northern, she was a
                                                            Portfolio Analyst at PPM
                                                            America, Inc., an asset
                                                            management firm. Prior to
                                                            PPM, she was a Senior Analyst
                                                            at First Security Investor
                                                            Reporting, which provides
                                                            mortgage analysis and systems
                                                            services for financial
                                                            institutions, investment banks,
                                                            investors, rating agencies and
                                                            government organizations. Prior
                                                            to that, Ms. Lucas was a Senior
                                                            Consultant with KPMG LLP.


DISCLOSURE REGARDING THE BOARD OF DIRECTORS APPROVAL OF THE INVESTMENT ADVISORY CONTRACT FOR THE NORCAP GROWTH FUND

Members of the board of directors of the NorCap Growth Fund (the "Board"), including a majority of whom are not affiliated with the Fund's adviser ("Independent Directors"), met on May 26, 2005 to consider the renewal of the Fund's investment advisory contract. Although the Independent Directors met specifically on that date to consider the renewal of the investment advisory contract, the Independent Directors received information periodically throughout the year that they considered in the investment advisory contract renewal process. Based on its evaluation of information provided by the Adviser, in conjunction with the Fund's other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for the Fund for a period ending on July 15, 2006.

In considering the contract and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

     1. Nature, Extent and Quality of Services Provided to the Fund - The Board's analysis of the nature, extent and quality of the Adviser's services to the Fund took into account knowledge gained from the Board's regular quarterly meetings with the Adviser throughout the year. In addition, the Board reviewed and considered the Adviser's resources and key personnel involved in providing investment management services to the Fund. The Board also considered other services that the Adviser provided for the Fund, such as the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions, providing support services to the Board and the Audit Committee of the Board, oversight of the Fund's other service providers, and monitoring compliance with other applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided under its contract with the Adviser.

     2. Investment Performance of the Adviser and the Fund - In considering the investment performance of the Fund, the Board reviewed information regarding the Fund's performance in comparison to various stock market indices and also peer funds as determined by Lipper. With respect to the Fund's performance relative to stock market indices, the Board noted that the Fund had modestly underperformed the Russell 1000 Growth Index and the S&P 500 index for the 12 months ended March 31, 2005 and the period from the Fund's inception through March 31, 2005. The Board also considered the Adviser's quarterly portfolio commentary and review of the Fund's performance, including discussions of the reasons for the Fund's underperformance during certain periods. The Board also reviewed and compared the Fund's performance relative to two Lipper Large Cap Growth Fund indices and reviewed the Fund's performance relative to other mutual funds classified by Lipper as being Large Cap Growth mutual funds. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the Adviser's continued management of the Fund.

     3. Costs of Services Provided and Profits Realized by the Adviser - The Board examined the fee and expense information for the Fund relative to other funds of comparable size, character and investment objective as determined by Lipper. The Board noted that the Fund's investment management fee was in the fourth quartile relative to peer funds, but also observed that the Fund's total expense ratio, after the Fund's expense limitation was considered, was in the first quartile relative to the Fund's peers.

          The Board also reviewed and considered management fees charged by the Adviser to other investment advisory clients. In each instance, sub-advisory and institutional separate account fees were lower than the Fund's management fee. However, the Board noted and discussed the extent of the significant additional services provided to the Fund that the Adviser did not provide in the other relationships. Those services included certain administrative services, oversight of the Fund's other service providers, director support, risk management, regulatory compliance and various other services.

          The Board also considered the costs incurred by the Adviser in providing investment management services to the Fund and the profitability of the Fund to the Adviser. The Board noted that because of the expense limitation agreement, the Adviser had yet to receive any income from the Fund and continued to reimburse the Fund in addition to the management fees that it waived. The Board also reviewed and considered the general financial condition of the Adviser.

          In light of all of the information that the Board received and considered, it concluded that the management fee and total expenses of the Fund were reasonable with respect to the services provided and the performance of the Fund.

     4. Economies of Scale and Fee Levels Reflecting Those Economies - The Board discussed the Fund's current fee structure and noted that under the current circumstances, the shareholders of the Fund would not benefit from economies of scale as the Fund's expenses were capped at a rate equal to the investment advisory fee. The Board noted, however, that the Fund's shareholders were receiving a significantly lower expense ratio because of the expense limitation agreement than they would experience if the agreement were not in place.

     5. Benefits Derived from the Relationship with the Fund - The Board noted that the Adviser received minimal ancillary benefits from its association with the Fund in the form of soft-dollar research and the development of managed account relationships.

After consideration of the above factors as well as other factors, the Board, including a majority of the Independent Directors, concluded that the approval of the renewal of the Fund's advisory agreement was in the best interest of the Fund and its shareholders.

NOTE ON FORWARD-LOOKING STATEMENTS
Except for historical information contained in this annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current prospectus, other factors bearing on these reports include the accuracy of the Adviser's forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser to implement its strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL TAX INFORMATION
The Fund designates 22.2% of dividends declared from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003. Additionally, 22.2% of ordinary distributions paid qualifies for the dividend received deduction.

PROXY VOTING
A description of theFund's proxy voting policies and procedures relating to the holdings of the Fund is available, without charge and upon request, by calling 1-866-5NORCAP and on the SEC's website at www.sec.gov.

The actual voting records relating to the Fund's portfolio securities during the twelve month period ended June 30, 2004 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-5NORCAP or by accessing the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Fund files complete schedules of portfolio holdings for the Fund's first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-5NORCAP or by accessing the SEC's website at www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DIRECTORS
Daniel T. Murphy
Paul A. Perry
John R. Walsh
Christopher M. Miller
Jeffrey L. Bernstein

OFFICERS
Daniel T. Murphy, Chairman and President
Paul A. Perry, Vice President
Brian A. Hellmer, Secretary
Sarah M. Lucas, Treasurer and Chief Compliance Officer

INVESTMENT ADVISER
NORTHERN CAPITAL MANAGEMENT, LLC
8010 Excelsior Drive, Suite 300
Madison, Wisconsin  53717

CUSTODIAN
U.S. BANK, N.A.
425 Walnut Street
Cincinnati, Ohio  45202

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TRANSFER AGENT
U.S. BANCORP FUND SERVICES, LLC
For overnight deliveries, use:
NorCap Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin  53202

For regular mail deliveries, use:
NorCap Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois  60606

LEGAL COUNSEL
GODFREY & KAHN, S.C.
780 North Water Street
Milwaukee, Wisconsin  53202

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-866-5NORCAP

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's board of directors has determined that Jeffrey L. Bernstein, who is independent within the meaning of the federal securities laws, qualifies as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services and tax services during the past fiscal year. No audit-related services, or other services were provided by the principal accountant during the past fiscal year. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.


                         FYE  6/30/05          FYE  6/30/04
                         ------------          ------------

Audit Fees               $15,000               $14,000
Audit-Related Fees       N/A                   N/A
Tax Fees                 $4,000                $2,000
All Other Fees           N/A                   N/A


The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years.

Non-Audit Related Fees               FYE  6/30/05       FYE  6/30/04
----------------------               ------------       ------------

Registrant                           $4,000             $2,000
Registrant's Investment Adviser      $0                 $0


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

There are no changes to report.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days prior to the filing date of this Form N-CSR, the Registrant's President and Treasurer have concluded that the disclosure controls and procedures are effective.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant's Form N-CSR filed September 7, 2004.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant)  NorCap Funds, Inc.
                   ------------------

     By (Signature and Title) /s/ Daniel T. Murphy
                              --------------------
                              Daniel T. Murphy, President

     Date   September 6, 2005
           -------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Daniel T. Murphy
                              --------------------
                              Daniel T. Murphy, President

     Date   September 6, 2005
           -------------------

     By (Signature and Title) /s/ Sarah M. Lucas
                              ------------------
                              Sarah M. Lucas, Treasurer

     Date   September 6, 2005
           -------------------